UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2012
JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10,017
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 27, 2012, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) announced next steps in unifying some of its Chase-branded businesses to better serve consumer customers and more formally aligning two of its J.P. Morgan-branded wholesale franchises for the benefit of corporate and investor clients around the world.

In addition, the Firm also announced changes in the Corporate Sector to better align it to meet the changing nature of global regulatory, capital and liquidity requirements and to provide a structure that facilitates rapid responses to areas of opportunity as well as strategic focus across the Firm. As part of such announcement, it was announced that Frank J. Bisignano and Matthew E. Zames have been appointed Co-Chief Operating Officers of the Firm. Mr. Bisignano, 52, has been Chief Administrative Officer since 2005 and Chief Executive Officer of Mortgage Banking since February 2011. Mr. Zames, 41, has been Chief Investment Officer since May 2012 and head of Mortgage Banking Capital Markets at Chase since January 2012, prior to which he had been co-head of the Investment Bank Global Fixed Income business from November 2009 until May 2012 and co-head of Mortgage Banking Capital Markets from July 2011 until January 2012, and prior to which he had served in a number of senior Investment Banking Fixed Income management roles.

A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1. Exhibit 99.1 shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934 and the information contained in Exhibit 99.1 shall be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.

This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase and Co.'s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.'s Annual Report on Form 10-K for the year ended December 31, 2011, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase's website (www.jpmorganchase.com) and on the Securities and Exchange Commission's website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

99.1	JPMorgan Chase & Co. press release, dated July 27, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

	By:	/s/ Anthony J. Horan
Name: Anthony J. Horan Title: Corporate Secretary
Dated: July 27, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	JPMorgan Chase & Co. press release, dated July 27, 2012

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